ITEM 1. Report to Shareholders

TO THE STOCKHOLDERS

For the six months ended June 30, 2015, the net asset value per Common Share increased 2.39% while the investment return to our stockholders decreased by 0.54%. By comparison, our benchmark, the Standard & Poor's 500 Stock Index (including income), increased 1.24%. For the twelve months ended June 30, 2015, the return on the net asset value per Common Share increased by 3.03%, and the return to our stockholders increased by 3.94%; these compare with an increase of 7.43% for the S&P 500. During both periods, the discount at which our shares traded continued to fluctuate and on June 30, 2015, it was 14.5%.

As detailed in the accompanying financial statements (unaudited), as of June 30, 2015, the net assets applicable to the Company's Common Stock were $1,205,272,616 equal to $40.72 per Common Share.

The increase in net assets resulting from operations for the six months ended June 30, 2015 was $22,045,027. During this period, the net realized gain on investments sold was $22,679,881 and the decrease in net unrealized appreciation was $2,242,729. Net investment income for the six months was $7,263,861 and distributions to Preferred Stockholders amounted to $5,655,986.

During the six months, 1,269,431 shares of the Company's Common Stock were repurchased for $44,672,116 at an average discount from net asset value of 14.1%.

U.S. equity markets have had to contend with slower economic growth, modestly higher than average valuations, and geopolitical and financial turmoil in Greece and, more recently, in China. Uncertainty over the timing of the Federal Reserve's first interest rate increase since emergency lending rates were established during the financial crisis have also weighed on the equity market. Though many economists anticipate a rate increase in September, it would not be surprising to see that delayed further, if geopolitical developments do not resolve themselves favorably or domestic growth slows.

The U.S. economy continues to experience relatively strong employment growth with modest wage gains, improving real estate markets, and increasing retail sales. Though still constrained for middle and lower income households, credit availability is also improving. Household formations are increasing and have reached a recovery high. West coast port closures due to striking workers, which impeded first quarter GDP growth have ended, providing a modest tailwind.

Over the medium term, reduced energy costs, the continuing conversion of part-time workers to full-time, and by the re-entry of the long-term unemployed into the labor market will likely provide households with disposable income. Consumer sentiment remains strong as evidenced by robust auto and light trucks sales. And though the oil and gas industry has faced pricing deterioration due to excess supply, sales of gasoline and transportation fuels in volume terms have increased by more than 5%, further evidence of consumers' brighter outlook for growth and income.

Despite these positive trends, there are a number of concerns that may continue to stymie growth and possibly valuations. Fiscal policy in the U.S. and some developed countries continues to focus on social issues and incremental regulation with little emphasis on historically successful growth policies. Corporations have rationally responded by focusing on cost reduction, either directly or through merger and acquisition activity, reduced investment and a focus on labor saving automation. While labor costs remain contained, there are a number of economic sectors that face accelerating costs due to government mandates and increased healthcare expenses with the Affordable Care Act fully sanctioned following the recent Supreme Court ruling. Valuation in the United States equity markets is modestly higher when compared with history and appears to presume operating margins will be maintained, interest rates will stay historically low and growth will continue to track 2%. Disappointment may result in lower valuations. Increased volatility in the foreign exchange market and a stronger U.S. dollar appear to have also dampened corporate profit expectations for the current year. The energy sector which has contributed substantively to economic growth, faces significantly reduced investment and rationalization. In general, lower commodity prices suggest expectations for near-term world economic growth have deteriorated somewhat from the prior year.

In sum, given current economic and geopolitical headwinds, the low interest rate environment may persist, leading to higher valuations relative to history as equities continue to be more attractive relative to fixed income. The forces that have coalesced to dampen growth in the near term appear to be transitory. Longer term, the health of the general economy suggests the expansion may continue apace and appropriate fiscal policy levers could accelerate growth. Given investors' current cautious outlook, it would seem corporations will likely continue to pursue capital management strategies that improve total shareholder return in the form of dividends and share repurchases. Likewise, opportunities to acquire or merge with companies to achieve cost synergies or modest product line extensions would appear to continue to be favored over new significant investment in plant and equipment. In light of these and other considerations, we remain sanguine on the performance of equities over the long term.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports and press releases, is on our website and has been updated through June 30, 2015. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Jeffrey W. Priest
President and Chief Executive Officer

July 15, 2015

STATEMENT OF INVESTMENTS June 30, 2015 (Unaudited)-continued

General American Investors

	Shares	COMMON STOCKS (continued)		Value (note 1a)
HEALTH CARE (12.2%)	PHARMACEUTICALS, BIOTECHNOLOGY AND LIFE SCIENCES			
	1,200,000	Ariad Pharmaceuticals, Inc. (a)		$9,924,000
	200,000	Celgene Corporation (a)		23,147,000
	423,600	Gilead Sciences, Inc. (a)		49,595,088
	265,142	Intra-Cellular Therapies Inc. (a)		8,471,287
	427,191	Merck & Co., Inc.		24,319,984
	277,076	Paratek Pharmaceuticals Inc. (a)		7,140,248
	605,808	Pfizer Inc.		20,312,742
	601,553	Repros Therapeutics Inc. (a)		4,301,104
			(Cost $73,478,703)	147,211,453
INDUSTRIALS (13.0%)	CAPITAL GOODS (6.8%)			
	219,131	Eaton Corporation PLC		14,789,151
	1,015,000	General Electric Company		26,968,550
	161,400	Owens Corning		6,657,750
	300,000	United Technologies Corporation		33,279,000
			(Cost $66,157,708)	81,694,451
	COMMERCIAL AND PROFESSIONAL SERVICES (6.1%)			
	1,037,100	Republic Services, Inc.		40,623,207
	263,798	Towers Watson & Co. Class A		33,185,789
			(Cost $31,556,063)	73,808,996
	TRANSPORTATION (0.1%)			
	72,500	Hertz Global Holdings, Inc. (a)	(Cost $1,569,031)	1,313,700
			(Cost $99,282,802)	156,817,147
INFORMATION TECHNOLOGY (20.3%)	SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT (4.1%)			
	231,850	ASML Holding N.V.		24,142,540
	833,700	Intel Corporation		25,356,986
			(Cost $23,941,384)	49,499,526
	SOFTWARE AND SERVICES (4.7%)			
	680,686	Microsoft Corporation		30,052,287
	377,534	Synchronoss Technologies, Inc. (a)		17,264,630
	159,653	Verint Systems Inc.		9,698,121
			(Cost $39,067,442)	57,015,038
	TECHNOLOGY HARDWARE AND EQUIPMENT (11.5%)			
	394,000	Apple Inc.		49,417,450
	496,000	Ciena Corporation (a)		11,745,280
	1,000,000	Cisco Systems, Inc.		27,460,000
	615,000	EMC Corporation		16,229,850
	536,200	QUALCOMM Incorporated		33,582,206
			(Cost $75,664,332)	138,434,786
			(Cost $138,673,158)	244,949,350
MATERIALS (1.2%)	651,217	Huntsman Corporation	(Cost $15,267,400)	14,372,359
MISCELLANEOUS (2.6%)		Other (b)	(Cost $29,690,770)	31,952,373
TELECOMMUNICATION SERVICES (1.9%)	623,852	Vodafone Group plc ADR	(Cost $21,262,882)	22,739,405
		TOTAL COMMON STOCKS (106.8%)	(Cost $684,723,634)	1,287,725,969

3

STATEMENT OF OPERATIONS Six Months Ended June 30, 2015 (Unaudited)

General American Investors

INCOME		
Dividends (net of foreign withholding taxes of $537,077)		$14,151,194
EXPENSES		
Investment research	$3,284,072	
Administration and operations	1,895,032	
Office space and general	818,799	
Auditing and legal fees	341,338	
Stockholders' meeting and reports	174,743	
Transfer agent, custodian and registrar fees and expenses	171,671	
Directors' fees and expenses	113,978	
State and local taxes	87,700	6,887,333
NET INVESTMENT INCOME		7,263,861
REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)		
Net realized gain on investments:		
Securities transactions	22,385,571	
Written option transactions (notes 1b and 4)	294,310	
	22,679,881	
Net decrease in unrealized appreciation	(2,242,729)	
NET INVESTMENT INCOME, GAINS, AND APPRECIATION ON INVESTMENTS		20,437,152
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(5,655,986)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$22,045,027

7

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
OPERATIONS		
Net investment income	$7,263,861	$9,735,291
Net realized gain on investments	22,679,881	102,101,749
Net decrease in unrealized appreciation	(2,242,729)	(27,988,358)
	27,701,013	83,848,682
Distributions to Preferred Stockholders:		
From net investment income	—	(1,037,961)
From net capital gains	—	(10,274,011)
Unallocated distributions	(5,655,986)	—
Decrease in net assets from Preferred distributions	(5,655,986)	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	22,045,027	72,536,710
OTHER COMPREHENSIVE LOSS		
Funded status of defined benefit plans (note 7)	—	(3,962,010)
DISTRIBUTIONS TO COMMON STOCKHOLDERS		
From net investment income	—	(9,462,665)
From net capital gains	—	(93,663,921)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(103,126,586)
CAPITAL SHARE TRANSACTIONS (NOTE 5)		
Value of Common Shares issued in payment of dividends and distributions	—	51,886,970
Cost of Common Shares purchased	(44,672,116)	(18,905,125)
INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS	(44,672,116)	32,981,845
NET DECREASE IN NET ASSETS	(22,627,089)	(1,570,041)
NET ASSETS APPLICABLE TO COMMON STOCK		
BEGINNING OF PERIOD	1,227,899,705	1,229,469,746
END OF PERIOD (including under/over distributed net investment income of $6,406,250 and ($857,611), respectively)	$1,205,272,616	$1,227,899,705

(see notes to unaudited financial statements)

NOTES TO FINANCIAL STATEMENTS (Unaudited)

General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles ("U.S. GAAP") pursuant to the requirements for reporting; Accounting Standards Codification 946, *Financial Services - Investment Companies* ("ASC946"), and Articles 6 and 10 of Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specific procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specified circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company's Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company's tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company's financial statements.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

9

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued

General American Investors

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company's investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - significant unobservable inputs (including the Company's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company's net assets as of June 30, 2015:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,287,725,969	—	—	$1,287,725,969
Money market fund	114,269,285	—	—	114,269,285
Total	$1,401,995,254	—	—	$1,401,995,254

Transfers of Level 3 securities, if any, are reported as of the actual date of reclassification. No such transfers occurred during the six months ended June 30, 2015.

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the six months ended June 30, 2015 amounted to $110,333,331 and $163,968,134, on long transactions, respectively.

4. WRITTEN OPTIONS - The level of activity in written options varies from year to year based upon market conditions. Transactions in written covered call options and collateralized put option during the six months ended June 30, 2015 were as follows:

	Covered Calls		Collateralized Put	
	Contracts	Premiums	Contracts	Premium
Options outstanding, December 31, 2014	2,100	$245,504	0	$0
Option Written	0	0	300	106,526
Options terminated in closing purchase transaction	(1,900)	(200,966)	(300)	(106,526)
Options expired	(200)	(44,538)	0	0
Options outstanding, June 30, 2015	0	$0	0	$0

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 29,602,413 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on June 30, 2015.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody's Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company's ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company's control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the six months ended June 30, 2015 and the year ended December 31, 2014 were as follows:

	Shares		Amount	
	2015	2014	2015	2014
Par value of shares issued in payment of dividends and distributions (includes 1,473,643 shares issued from treasury)	—	1,473,643	—	$1,473,643
Increase in paid-in capital			—	50,413,327
Total increase			—	51,886,970
Par value of shares purchased (at an average discount from net asset value of 14.1% and 14.4%, respectively)	(1,269,431)	(541,367)	($1,269,431)	(541,367)
Decrease in paid-in capital			(43,402,685)	(18,363,758)
Total decrease			(44,672,116)	(18,905,125)
Net increase (decrease)	(1,269,431)	932,276	($44,672,116)	$32,981,845

At June 30, 2015, the Company held in its treasury 2,378,459 shares of Common Stock with an aggregate cost in the amount of $81,979,643.

10

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END

MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2013	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
01/01-01/31	192,590	34.0654	192,590	681,152
02/01-02/28	191,509	35.1713	191,509	489,643
03/01-03/31	241,875	35.2547	241,875	247,768
04/01-04/30	224,436	35.3389	224,436	1,023,332
05/01-05/31	188,900	35.7209	188,900	834,432
06/01-06/30	230,121	35.5014	230,121	604,311

Total for year	1,269,431		1,269,431

Note-

On April 15, 2015, the Board of Directors authorized the repurchase of an additional 1,000,000 shares of the registrant’s common stock when the shares are traded at a discount from the underlying net asset value of at least 8%. This represents a continuation of the repurchase program which began in March 1995.

As of the beginning of the period, January 1, 2015, there were 873,742 shares available for repurchase under the aforementioned extension of such authorization. As of the end of the period, June 30, 2015, there were 604,311 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2013	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
01/01-01/31	-		-	604,687
02/01-02/28	-		-	604,687
03/01-03/31	-		-	604,687
04/01-04/30	-		-	604,687
05/01-05/31	-		-	604,687
06/01-06/30	-		-	604,687

Total	0		0

Note-

The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a price not in excess of $25.00 per share.

As of the beginning of the period, January 1, 2015, there were 604,687 shares available for repurchase under such authorization. As of the end of the period, June 30, 2015, there were 604,687 shares available for repurchase under this program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated February 19, 2015.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of June 30, 2015, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the
"Registrant"), including the principal executive officer ("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and
PFO, concluded that, as of June 30, 2015, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment
Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of
1940.

(a)(3) There were no written solicitations to purchase securities under Rule
23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:	/s/Eugene S. Stark Eugene S. Stark Vice-President, Administration Date: August 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jeffrey W. Priest Jeffrey W. Priest President and Chief Executive Officer (Principal Executive Officer) Date: August 3, 2015

By:	/s/Eugene S. Stark Eugene S. Stark Vice-President, Administration (Principal Financial Officer) Date: August 3, 2015